     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 19, 2000
                                                   REGISTRATION NUMBER 333-36416
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO

                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              EOG RESOURCES, INC.
           (Exact name of registrants as specified in their charters)

             DELAWARE                             1311                            47-0684736
 (State or Other Jurisdiction of      (Primary Standard Industrial             (I.R.S. Employer
  Incorporation or Organization)      Classification Code Number)            Identification No.)

                          1200 SMITH STREET, SUITE 300
                              HOUSTON, TEXAS 77002
                                 (713) 651-7000
  (Address, including zip code, and telephone number, including area code, of principal executive offices)

                              BARRY HUNSAKER, JR.
                              EOG RESOURCES, INC.
                          1200 SMITH STREET, SUITE 300
                              HOUSTON, TEXAS 77002
                           TELEPHONE: (713) 651-6940
                           FACSIMILE: (713) 651-6987
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    Copy to:

                                ARTHUR H. ROGERS
                          FULBRIGHT & JAWORSKI L.L.P.
                           1301 MCKINNEY, SUITE 5100
                           HOUSTON, TEXAS 77010-3095
                           TELEPHONE: (713) 651-5151
                           FACSIMILE: (713) 651-5246

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]

     Registration Number 333-36416 declared effective on June 14, 2000.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     EOG Resources, Inc. (the "Company") is filing this post-effective amendment for the sole purpose of filing a corrected exhibit, the Letter of Transmittal, which was filed as Exhibit 99.1 to the Company's Registration Statement on Form S-4 (Reg. No. 333-36416). The Registration Statement was declared effective by the Commission on June 14, 2000.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          3.1(a)         -- Restated Certificate of Incorporation (incorporated by
                            reference to Exhibit 3.1 to EOG's Registration Statement
                            on Form S-1 (Registration No. 33-30678), filed August 24,
                            1989).
          3.1(b)         -- Certificate of Amendment of Restated Certificate of
                            Incorporation (incorporated by reference to Exhibit
                            4.1(b) to EOG's Registration Statement on Form S-8 (No.
                            33-52201), filed February 8, 1994).
          3.1(c)         -- Certificate of Amendment of Restated Certificate of
                            Incorporation (incorporated by reference to Exhibit
                            4.1(c) to EOG's Registration Statement on Form S-8 (No.
                            33-58103), filed March 15, 1995).
          3.1(d)         -- Certificate of Amendment of Restated Certificate of
                            Incorporation, dated June 11, 1996 (incorporated by
                            reference to Exhibit 3(d) to EOG's Registration Statement
                            on Form S-3 (No. 333-09919), filed August 9, 1996).
          3.1(e)         -- Certificate of Amendment of Restated Certificate of
                            Incorporation, dated May 7, 1997 (incorporated by
                            reference to Exhibit 3(e) to EOG's Registration Statement
                            on Form S-3 (No. 333-44785), filed January 23, 1998).
          3.1(f)         -- Certificate of Ownership and Merger, dated August 26,
                            1999 (incorporated by reference to Exhibit 3.1(f) to
                            EOG's Annual Report on Form 10-K for the year ended
                            December 31, 1999).
          3.1(g)         -- Certificate of Designation, Preferences and Rights of
                            Fixed Rate Cumulative Perpetual Senior Preferred Stock,
                            Series A, dated December 8, 1999 (incorporated by
                            reference to Exhibit 3.1(g) to EOG's Annual Report on
                            Form 10-K for the year ended December 31, 1999).
          3.1(h)         -- Certificate of Designations, Preferences and Rights of
                            Flexible Money Market Cumulative Preferred Stock, Series
                            C, dated December 20, 1999 (incorporated by reference to
                            Exhibit 3.1(h) to EOG's Annual Report on Form 10-K for
                            the year ended December 31, 1999).
          3.1(i)         -- Certificate of Designations of Series E Junior
                            Participating Preferred Stock, dated February 14, 2000
                            (incorporated by reference to Exhibit 2 to EOG's
                            Registration Statement on Form 8-A, filed February 18,
                            2000).
          3.1(j)         -- Form of Certificate of Designation, Preferences and
                            Rights of Fixed Rate Cumulative Perpetual Senior
                            Preferred Stock, Series B incorporated by reference to
                            Exhibit 3.1(j) to EOG's Registration Statement on Form
                            S-4 (No. 333-36056), filed May 2, 2000.
        **3.1(k)         -- Form of Certificate of Designation, Preferences and
                            Rights of Flexible Money Market Cumulative Preferred
                            Stock, Series D.
          3.2            -- By-laws, dated August 23, 1989, as amended December 12,
                            1990, February 8, 1994, January 19, 1996, February 13,
                            1997, May 5, 1998, September 7, 1999 and February 14,
                            2000 (incorporated by reference to Exhibit 3.1 to EOG's
                            Current Report on Form 8-K, filed February 18, 2000).
          4.1            -- Rights Agreement, dated as of February 14, 2000, between
                            EOG Resources, Inc. and First Chicago Trust Company of
                            New York (incorporated by reference to Exhibit 1 to EOG's
                            Registration Statement on Form 8-A, filed February 18,
                            2000).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          4.3(a)         -- Amended and Restated 1994 Stock Plan (incorporated by
                            reference to Exhibit 4.3 to EOG's Registration Statement
                            on Form S-8 (No. 33-58103), filed March 15, 1995).
          4.3(b)         -- Amendment to Amended and Restated 1994 Stock Plan, dated effective as of December 12, 1995 (incorporated by
                            reference to Exhibit 4.3(a) to EOG's Annual Report on
                            Form 10-K for the year ended December 31, 1995).
          4.3(c)         -- Amendment to Amended and Restated 1994 Stock Plan, dated effective as of December 10, 1996 (incorporated by
                            reference to Exhibit 4.3(a) to EOG's Registration
                            Statement on Form S-8 (No. 333-20841), filed January 31,
                            1997).
          4.3(d)         -- Third Amendment to Amended and Restated 1994 Stock Plan,
                            dated effective as of December 9, 1997 (incorporated by
                            reference to Exhibit 4.3(d) to EOG's Annual Report on
                            Form 10-K for the year ended December 31, 1997).
          4.3(e)         -- Fourth Amendment to Amended and Restated 1994 Stock Plan,
                            dated effective as of May 5, 1998 (incorporated by
                            reference to Exhibit 4.3(e) to EOG's Annual Report on
                            Form 10-K for the year ended December 31, 1998).
          4.3(f)         -- Fifth Amendment to Amended and Restated 1994 Stock Plan,
                            dated effective as of December 8, 1998 (incorporated by
                            reference to Exhibit 4.3(f) to EOG's Annual Report on
                            Form 10-K for the year ended December 31, 1998).
        **4.3(g)         -- Form of Stock Certificate evidencing the Flexible Money
                            Market Cumulative Preferred Stock, Series D.
        **5.1            -- Opinion of Fulbright & Jaworski L.L.P.
         12              -- Computation of Ratio of Earnings to Fixed Charges
                            (incorporated by reference to Exhibit 12 to EOG's Annual
                            Report on Form 10-K for the year ended December 31,
                            1999).
       **23.1            -- Consent of DeGolyer and MacNaughton.
       **23.2            -- Consent of Arthur Andersen LLP
       **23.3            -- Consent of Fulbright & Jaworski L.L.P. (included in
                            Exhibit 5.1).
         24              -- Powers of Attorney (incorporated by reference to Exhibit
                            24 to EOG's registration statement on Form S-4 (No.
                            333-36056), filed May 2, 2000).
        *99.1            -- Letter of Transmittal.
       **99.2            -- Purchase Agreement, dated December 14, 1999, by and among the Company and Lehman Brothers Inc.
       **99.3            -- Registration Rights Agreement, dated as of December 22,
                            1999, by and among the Company and Lehman Brothers Inc.
       **99.4            -- Auction Agent Agreement, dated as of December 22, 1999, by and among the Company and Bankers Trust Company.
       **99.5            -- Letter Amendment to Auction Agent Agreement by and among the Company and Bankers Trust Company, dated May 5, 2000.
       **99.6            -- Broker-Dealer Agreement, dated as of December 22, 1999, by and among Bankers Trust Company and Lehman Brothers
                            Inc.
       **99.7            -- Letter Amendment to Broker-Dealer Agreement, by and among
                            Bankers Trust Company and Lehman Brothers Inc., dated
                            June 9, 2000.

---------------

*  Filed herewith.

** Previously filed.

     (b) Financial Statement Schedules.

     All schedules for which provision is made in applicable accounting regulations of the SEC have been omitted as the schedules are either not required under the related instructions, are not applicable or the information required thereby is set forth in the Company's Consolidated Financial Statements or the Notes thereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 19, 2000.

                                            EOG RESOURCES, INC.

                                            By:     /s/ DAVID R. LOONEY
                                              ----------------------------------
                                                David R. Looney
                                                Vice President, Finance

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed as of the 19th day of June, 2000 by the following persons in the capacities indicated.

                      SIGNATURE                                              TITLE
                      ---------                                              -----

                  /s/ MARK G. PAPA                         Chairman of the Board, Chief Executive
-----------------------------------------------------        Officer (Principal Executive Officer),
                    Mark G. Papa                             Director

               /s/ TIMOTHY K. DRIGGERS                     Vice President and Controller (Principal
-----------------------------------------------------        Accounting Officer)
                 Timothy K. Driggers

                 /s/ DAVID R. LOONEY                       Vice President, Finance (Principal
-----------------------------------------------------        Financial Officer)
                   David R. Looney

                          *                                Director
-----------------------------------------------------
                   Fred C. Ackman

                          *                                Director
-----------------------------------------------------
                 Edward Randall, III

                          *                                Director
-----------------------------------------------------
                Edmund P. Segner, III

                          *                                Director
-----------------------------------------------------
                   Frank G. Wisner

             *By /s/ BARRY HUNSAKER, JR.
  -------------------------------------------------
                 Barry Hunsaker, Jr.
        (Attorney-in-fact for persons named)

                                 EXHIBIT INDEX

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          3.1(a)         -- Restated Certificate of Incorporation (incorporated by
                            reference to Exhibit 3.1 to EOG's Registration Statement
                            on Form S-1 (Registration No. 33-30678), filed August 24,
                            1989).
          3.1(b)         -- Certificate of Amendment of Restated Certificate of
                            Incorporation (incorporated by reference to Exhibit
                            4.1(b) to EOG's Registration Statement on Form S-8 (No.
                            33-52201), filed February 8, 1994).
          3.1(c)         -- Certificate of Amendment of Restated Certificate of
                            Incorporation (incorporated by reference to Exhibit
                            4.1(c) to EOG's Registration Statement on Form S-8 (No.
                            33-58103), filed March 15, 1995).
          3.1(d)         -- Certificate of Amendment of Restated Certificate of
                            Incorporation, dated June 11, 1996 (incorporated by
                            reference to Exhibit 3(d) to EOG's Registration Statement
                            on Form S-3 (No. 333-09919), filed August 9, 1996).
          3.1(e)         -- Certificate of Amendment of Restated Certificate of
                            Incorporation, dated May 7, 1997 (incorporated by
                            reference to Exhibit 3(e) to EOG's Registration Statement
                            on Form S-3 (No. 333-44785), filed January 23, 1998).
          3.1(f)         -- Certificate of Ownership and Merger, dated August 26,
                            1999 (incorporated by reference to Exhibit 3.1(f) to
                            EOG's Annual Report on Form 10-K for the year ended
                            December 31, 1999).
          3.1(g)         -- Certificate of Designation, Preferences and Rights of
                            Fixed Rate Cumulative Perpetual Senior Preferred Stock,
                            Series A, dated December 8, 1999 (incorporated by
                            reference to Exhibit 3.1(g) to EOG's Annual Report on
                            Form 10-K for the year ended December 31, 1999).
          3.1(h)         -- Certificate of Designations, Preferences and Rights of
                            Flexible Money Market Cumulative Preferred Stock, Series
                            C, dated December 20, 1999 (incorporated by reference to
                            Exhibit 3.1(h) to EOG's Annual Report on Form 10-K for
                            the year ended December 31, 1999).
          3.1(i)         -- Certificate of Designations of Series E Junior
                            Participating Preferred Stock, dated February 14, 2000
                            (incorporated by reference to Exhibit 2 to EOG's
                            Registration Statement on Form 8-A, filed February 18,
                            2000).
          3.1(j)         -- Form of Certificate of Designation, Preferences and
                            Rights of Fixed Rate Cumulative Perpetual Senior
                            Preferred Stock, Series B incorporated by reference to
                            Exhibit 3.1(j) to EOG's Registration Statement on Form
                            S-4 (No. 333-36056), filed May 2, 2000.
        **3.1(k)         -- Form of Certificate of Designation, Preferences and
                            Rights of Flexible Money Market Cumulative Preferred
                            Stock, Series D.
          3.2            -- By-laws, dated August 23, 1989, as amended December 12,
                            1990, February 8, 1994, January 19, 1996, February 13,
                            1997, May 5, 1998, September 7, 1999 and February 14,
                            2000 (incorporated by reference to Exhibit 3.1 to EOG's
                            Current Report on Form 8-K, filed February 18, 2000).
          4.1            -- Rights Agreement, dated as of February 14, 2000, between
                            EOG Resources, Inc. and First Chicago Trust Company of
                            New York (incorporated by reference to Exhibit 1 to EOG's
                            Registration Statement on Form 8-A, filed February 18,
                            2000).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
          4.3(a)         -- Amended and Restated 1994 Stock Plan (incorporated by
                            reference to Exhibit 4.3 to EOG's Registration Statement
                            on Form S-8 (No. 33-58103), filed March 15, 1995).
          4.3(b)         -- Amendment to Amended and Restated 1994 Stock Plan, dated effective as of December 12, 1995 (incorporated by
                            reference to Exhibit 4.3(a) to EOG's Annual Report on
                            Form 10-K for the year ended December 31, 1995).
          4.3(c)         -- Amendment to Amended and Restated 1994 Stock Plan, dated effective as of December 10, 1996 (incorporated by
                            reference to Exhibit 4.3(a) to EOG's Registration
                            Statement on Form S-8 (No. 333-20841), filed January 31,
                            1997).
          4.3(d)         -- Third Amendment to Amended and Restated 1994 Stock Plan,
                            dated effective as of December 9, 1997 (incorporated by
                            reference to Exhibit 4.3(d) to EOG's Annual Report on
                            Form 10-K for the year ended December 31, 1997).
          4.3(e)         -- Fourth Amendment to Amended and Restated 1994 Stock Plan,
                            dated effective as of May 5, 1998 (incorporated by
                            reference to Exhibit 4.3(e) to EOG's Annual Report on
                            Form 10-K for the year ended December 31, 1998).
          4.3(f)         -- Fifth Amendment to Amended and Restated 1994 Stock Plan,
                            dated effective as of December 8, 1998 (incorporated by
                            reference to Exhibit 4.3(f) to EOG's Annual Report on
                            Form 10-K for the year ended December 31, 1998).
        **4.3(g)         -- Form of Stock Certificate evidencing the Flexible Money
                            Market Cumulative Preferred Stock, Series D.
        **5.1            -- Opinion of Fulbright & Jaworski L.L.P.
         12              -- Computation of Ratio of Earnings to Fixed Charges
                            (incorporated by reference to Exhibit 12 to EOG's Annual
                            Report on Form 10-K for the year ended December 31,
                            1999).
       **23.1            -- Consent of DeGolyer and MacNaughton.
       **23.2            -- Consent of Arthur Andersen LLP
       **23.3            -- Consent of Fulbright & Jaworski L.L.P. (included in
                            Exhibit 5.1).
         24              -- Powers of Attorney (incorporated by reference to Exhibit
                            24 to EOG's registration statement on Form S-4 (No.
                            333-36056), filed May 2, 2000).
        *99.1            -- Letter of Transmittal.
       **99.2            -- Purchase Agreement, dated December 14, 1999, by and among the Company and Lehman Brothers Inc.
       **99.3            -- Registration Rights Agreement, dated as of December 22,
                            1999, by and among the Company and Lehman Brothers Inc.
       **99.4            -- Auction Agent Agreement, dated as of December 22, 1999, by and among the Company and Bankers Trust Company.
       **99.5            -- Letter Amendment to Auction Agent Agreement by and among the Company and Bankers Trust Company, dated May 5, 2000.
       **99.6            -- Broker-Dealer Agreement, dated as of December 22, 1999, by and among Bankers Trust Company and Lehman Brothers
                            Inc.
       **99.7            -- Letter Amendment to Broker-Dealer Agreement, by and among
                            Bankers Trust Company and Lehman Brothers Inc., dated
                            June 9, 2000.

---------------

*  Filed herewith.

** Previously filed.